FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of financial risk management [Abstract]
Disclosure of credit risk exposure
The Company's maximum credit exposure to credit risk is as follows:

As at December 31, 2018	2018	2017
Cash and cash equivalents	$98.5	$148.9
Trade and other receivables	24.3	38.6
Derivative related assets (Note 19)	3.6	9.3
Other current and non-current financial assets	13.1	22.8
	$139.5	$219.6

Summary quantitative data about entity's exposure to risk
A 10% change in the average metal prices at the balance sheet date with all other variables constant would result in the following impact to the Company's before tax earnings:

	Effects on net earnings, before tax
(10% change in price)	2018	2017
Gold in concentrate	$0.8	$2.0
Copper in concentrate	$4.8	$5.0
Silver in concentrate	$—	$—
The number below indicates an increase or decrease in profit or equity where the US dollar strengthens or weakens by 10% against the relevant foreign currency.

	Effect on net earnings before tax		Effect on other comprehensive income, before tax
(On 10% change in US Dollars exchange rate)	2018	2017	2018	2017
Brazilian Real	$5.0	$4.0	$1.2	$0.5
Argentine Peso	$1.9	$1.0	$—	$—
Canadian Dollar	$2.9	$8.1	$—	$—
Chilean Peso	$5.6	$4.4	$—	$—

Disclosure of how entity manages liquidity risk

As at December 31,	2018					2017
	Within 1 year	2 - 3 years	4 - 5 years	Over 5 years	Total	Total
Accounts payable and accrued liabilities	$294.8	$—	$—	$—	$294.8	$345.4
Debt repayments	1.9	84.1	748.9	935.7	1,770.5	1,872.0
Interest payments on debt	82.0	157.5	127.8	69.9	437.2	484.6
Decommissioning, restoration and similar liabilities (i)	9.5	27.1	21.5	514.4	572.5	575.2
	$388.2	$268.7	$898.2	$1,520.0	$3,075.0	$3,277.2

(i)
Undiscounted inflated amount of future decommissioning, restoration and similar expenditures expected to take place between 2019 and 2119. Certain obligations related to post closure monitoring and maintenance at the Company's Chilean mines are expected to continue in perpetuity.